UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 19, 2005

SANGUI BIOTECH INTERNATIONAL, INC.
(Exact Name of Registrant as Specified in Its Charter)

Colorado
(State or Other Jurisdiction of Incorporation)

              000-21271                                                                                   84-1330732
         (Commission File Number)                                                     (IRS Employer Identification No.)

Alfred-Herrhausen-Str. 44, 58455 Witten, Germany
(Address of Principal Executive Offices) (Zip Code)

011-49-2302-915-204
(Registrant's Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

  Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

  Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                                Entry into a Material Definitive Agreement.

Distribution Agreement with Karl Beese GmbH

    On April 14, 2005, the Company entered into a distribution agreement with Karl Beese GmbH.  Under the distribution agreement, Karl Beese GmbH will have exclusive rights to market and distribute the Company’s Chitosan based wound pads to Europe for a period of five years from execution.

    A copy of the Distribution Agreement is attached hereto and incorporated herein by this reference as Exhibit 99.1.

Loan Agreement with FID Esprit AG

    On April 4, 2006, the Company entered into a loan agreement with FID Esprit AG.  Pursuant to the terms of the loan agreement, FID Esprit AG loaned the Company approximately $48,264 with interest of six percent per annum.  The Company has the option of paying the loan and interest in cash or with shares of SanguiBioTech AG common stock, its wholly-owned subsidiary, valued at 50% of the average Hamburg OTC trading price over the four weeks prior to repayment.

    A copy of the Loan Agreement, as translated into english from its original german, is attached hereto and incorporated herein by this reference as Exhibit 99.2.

Loan Agreement with Feedback AG

    On June 9, 2006, the Company entered into a loan agreement with Feedback AG.  Pursuant to the terms of the loan agreement, Feedback AG loaned the Company approximately $96,527 with interest of six percent per annum.  The Company has the option of paying the loan and interest in cash or with shares of SanguiBioTech AG common stock, its wholly-owned subsidiary, valued at 50% of the average Hamburg OTC trading price over the four weeks prior to repayment.

    A copy of the Loan Agreement, as translated into english from its original german, is attached hereto and incorporated herein by this reference as Exhibit 99.3.

Second Loan Agreement with Feedback AG

    On July 21, 2006, the Company entered into a second loan agreement with Feedback AG.  Pursuant to the terms of the loan agreement, Feedback AG loaned the Company approximately $18,100 for the purpose of preparing a shareholders meeting.  The interest on this loan is set at six percent per annum.  The Company is to pay the loan and interest off utilizing its common stock following the shareholders meeting, however, if a shareholders meeting has not been held as of July 30, 2007, then the loan and interest are due and payable in cash.

    A copy of the Loan Agreement, as translated into english from its original german, is attached hereto and incorporated herein by this reference as Exhibit 99.4.

Agreement with ERC Nano Med S.A. de C.V.

On October 13, 2006, the Company entered into a Distribution, Collaboration, and Commercialization Agreement through its wholly owned subsidiary with ERC S.A. de C.V., a division of ERC Nano Med. of Mexico (“ERC”).  Under the terms of the agreement the Company is granting the exclusive distribution rights of its i) hemospray, ii) wound cleaner liquid gel, iii) chitoskin wound pads, and iv) bloodadditiv to ERC.  In return, ERC is to work with the various Mexican Health Authorities necessary to grant government approvals necessary for the products to be sold and distributed in Mexico.  All costs for obtaining the necessary approvals in Mexico are to be born by ERC.

    A copy of the Agreement entered into with ERC Nano Med S.A. de C.V. is attached hereto and incorporated herein by this reference as Exhibit 99.5.

Additional Loans

    From January 2006 to April 2007 the Company borrowed money from four separate European companies and their affiliates to supplement its ongoing operational cash flow.  The Company issued notes in exchange for cash pursuant to the following terms:  All notes are due and payable in the fifth anniversary of issuance at a rate of 5% simple interest.  The Company, in its sole discretion, has the right to convert these notes, including all unpaid principal and any interest thereon, into shares of the Company’s common stock at the rate of approximately $0.11 per share at any time prior to full repayment or on the Due Date.  The total amount borrowed under these notes was $512,959.

    Copies of the individual Promissory Notes are attached hereto and incorporated herein by this reference as Exhibits 99.6 through 99.23.

Item 2.02.                                Results of Operations and Financial Condition.

    On October 27, 2005 the Registrant reported in a press release that while sales were flat in the first quarter of its fiscal year 2006 its order intake was significant.

    On April 11, 2006 the Registrant reported in a press release that it had encouraging product sales in Q2 and Q3, recording sales of approximately 54,000 USD and 44,000 USD in the second and third quarters of its fiscal year 2006 (ending June 30, 2006), respectively.

    A copy of both Press Releases are attached hereto and incorporated herein by this reference as Exhibit 99.24 and Exhibit 99.25, respectively.

Item 3.02.                                Unregistered Sales of Equity Securities.

    In August, 2005 the Company sold 1,000,000 shares of its common stock to a European investor yielding cash contribution of $87,500.  In January 2006, the Company sold 1,495,960 shares of its common stock to a European investor yielding a cash inflow of $135,758.  No underwriters were used.  The offer and sale of the shares occurred outside of the United States and the shares were sold and issued to individuals who reside outside of the United States, pursuant to an exemption from registration under Rule 901, Regulation S of the Securities Act of 1933, as amended.

Item 8.01.                                Other Events.

Press Releases

On April 19, 2005, the Company issued a press release stating Beese starts marketing activities for Sangui’s Chitoskin wound pads and Sangui starts to develop additional hemostatic wound pad.  A copy of the Press Release is attached hereto and incorporated herein by this reference as Exhibit 99.26.

On May 25, 2005, the Company issued a press release stating Centurion, Inc. initiates authorization and subsequent marketing of Sangui’s Body gel in Korea, China, Taiwan and Japan.  A copy of the Press Release is attached hereto and incorporated herein by this reference as Exhibit 99.27.

On October 24, 2005, the Company issued a press release stating Chitoskin met overwhelming resonse at European Wound Healing Congress.  A copy of the Press Release is attached hereto and incorporated herein by this reference as Exhibit 99.28.

On November 17, 2005, the Company issued a press release stating Sangui innovative wound pad technology meets increasing attention.  A copy of the Press Release is attached hereto and incorporated herein by this reference as Exhibit 99.29.

On November 23, 2005, the Company issued a press release stating Medicoforum to promote CE certification of Sangui’s wound spray, HEMO2SPRAY.  A copy of the Press Release is attached hereto and incorporated herein by this reference as Exhibit 99.30.

On January 23, 2006, the Company issued a press release stating stocks of Sangui cosmetics completely sold, marketing partner asks for new supplies.  A copy of the Press Release is attached hereto and incorporated herein by this reference as Exhibit 99.31.

On January 26, 2006, the Company issued a press release biggest wound pad order so far destined for distribution in another EU member country.  A copy of the Press Release is attached hereto and incorporated herein by this reference as Exhibit 99.32.

On February 6, 2006, the Company issued a press release stating key hemoglobin related US and PCT patents granted to Sangui.  A copy of the Press Release is attached hereto and incorporated herein by this reference as Exhibit 99.33.

On March 15, 2006, the Company issued a press release stating Sangui body gel sales start in Argentina. Distributor plans to tackle other South American markets.  A copy of the Press Release is attached hereto and incorporated herein by this reference as Exhibit 99.34.

On March 16, 2006, the Company issued a press release stating authorization of Sangui’s wound spray, HEMO2SPRAY, to start in Turkey.  A copy of the Press Release is attached hereto and incorporated herein by this reference as Exhibit 99.35.

On June 30, 2006, the Company issued a press release stating Chitoskin paper meets strong interest at European Wound Management Association conference.  A copy of the Press Release is attached hereto and incorporated herein by this reference as Exhibit 99.36.

On July 3, 2006, the Company issued a press release stating Medicoforum starts entering certification process of Sangui’s HEMO2SPRAY wound spay.  A copy of the Press Release is attached hereto and incorporated herein by this reference as Exhibit 99.37.

On July 6, 2006, the Company issued a press release stating German forces test the Chitoskin wound pads.  A copy of the Press Release is attached hereto and incorporated herein by this reference as Exhibit 99.38.

On August 29, 2006, the Company issued a press release stating PURE MO2ISTURE anti-aging cosmetics now for sale in Sangui's new internet shop  A copy of the Press Release is attached hereto and incorporated herein by this reference as Exhibit 99.39.

On September 13, 2006, the Company issued a press release stating Sangui and Medicoforum group cooperate in HEMO2SPRAY wound spray certification and distribution.  A copy of the Press Release is attached hereto and incorporated herein by this reference as Exhibit 99.40.

On October 16, 2006, the Company issued a press release stating Sangui wound management products head for the Mexican market.  A copy of the Press Release is attached hereto and incorporated herein by this reference as Exhibit 99.41.

On October 17, 2006, the Company issued a press release stating breakthrough for Sangui oxygen carriers. Sangui enters new era of its history and starts blood additive authorization process.  Mexican partner takes the lead in promoting live-saving medical innovation.  ERC Nano Med and Sangui BioTech sign comprehensive cooperation contract, Medicoforum in charge of project management.  A copy of the Press Release is attached hereto and incorporated herein by this reference as Exhibit 99.42.

On February 7, 2007, the Company issued a press release stating TYCOON Consulting (UK) intends to market Sangui products in several Arab countries.  A copy of the Press Release is attached hereto and incorporated herein by this reference as Exhibit 99.43.

On April 12, 2007, the Company issued a press release stating TYCOON Venture Capital & Investment Ltd. intends to finance Sangui blood additive and products and participation in Sangui BioTech GmbH and loan volume of up to EUR 7.5 million.  A copy of the Press Release is attached hereto and incorporated herein by this reference as Exhibit 99.44.

On April 17, 2007, the Company issued a press release stating Sangui succeeds in replacing porcine raw material in Chitoskin wound pads.  A copy of the Press Release is attached hereto and incorporated herein by this reference as Exhibit 99.45.

On May 23, 2007, the Company issued a press release stating Arabian companies will start selling Sangui products in the course of next few months.  A copy of the Press Release is attached hereto and incorporated herein by this reference as Exhibit 99.46.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                Sangui Biotech International, Inc.
(Registrant)

Date: June 11, 2007                                                      /s/ Wolfgang Barnikol
                                ____________________________________
By: Wolfgang Barnikol
Its:  President, CEO and CFO